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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM 8-K
                             ----------------------

                                   MCMS, INC.
             (exact name of registrant as specified in its charter)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 18, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)



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
               DELAWARE                                                                       82-0480109
    -------------------------------                   333-50981                      --------------------------
    (State or other jurisdiction of             Commission File Number             (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)
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               83 Great Oaks Boulevard, San Jose, California 95119
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               (Address of Principal Executive Offices, Zip Code)

                                 (408) 284-3500
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              (Registrant's telephone number, including area code)

        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On September 18, 2001, MCMS, Inc. (the "Company") and its two United States subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization relief pursuant to Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") for the District of Delaware (the "Bankruptcy Court"). The petitions do not cover the foreign based subsidiaries of the Company. The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. On September 18, 2001 the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99 and is incorporated in its entirety herein by reference.

ITEM 5.  OTHER EVENTS

         The Debtors entered into an asset purchase agreement (the "Asset Purchase Agreement") with MSL Midwest Operations, Inc. ("MSL"), a wholly owned subsidiary of Manufacturers' Services Limited, dated as of September 18, 2001, providing for the sale of substantially all of Debtors' assets, including the capital stock of the foreign subsidiaries of the Debtors (other than the Company's Belgian subsidiary which filed for judicial composition under Belgian law on September 5, 2001). The Asset Purchase Agreement provides for a purchase price of $43.5 million in cash, subject to a working capital adjustment and certain other adjustments, and the assumption of certain liabilities of the Debtors.

         Under the Asset Purchase Agreement, the transaction will be implemented through a sale under section 363 of the Bankruptcy Code. The transaction will be subject to higher and better offers as a result of a Bankruptcy Court-authorized bidding process and to final approval of the Bankruptcy Court. In addition, the transaction is subject to other conditions, including, without limitation, antitrust approval, the receipt of required consents, the absence of a material adverse effect on the assets of the Debtors and the achievement by the Debtors of certain revenue targets. Given these conditions, there can be no assurance that the proposed transaction will be consummated.

                  The Asset Purchase Agreement is attached hereto as Exhibit
99.1 and is incorporated herein by reference. All descriptions of the Asset Purchase Agreement contained herein are qualified in their entirety by reference to Exhibit 99.1.

         In addition, the Company received a binding commitment for up to $49 million debtor-in-possession financing from a consortium of banks led by PNC Bank, National Association to support its operations during the bankruptcy proceedings.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit No.        Description

99                 Press Release of MCMS, Inc., dated as of September 18, 2001.

99.1 Asset Purchase Agreement, dated as of September 18, 2001, by and among MSL Midwest Operations, Inc., MCMS, Inc. and certain of its subsidiaries.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MCMS, INC.


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
Date: September 18, 2001              By:  /s/ Chris J. Anton
                                           --------------------------------------------
                                           Name:    Chris J. Anton
                                           Title:   Executive Vice President, Finance and
                                           Chief Financial Officer (Principal Financial
                                           Officer and Accounting Officer)
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                                Index to Exhibits

Exhibit No.         Description

99                  Press Release of MCMS, Inc., dated as of September 18, 2001.

99.1 Asset Purchase Agreement, dated as of September 18, 2001, by and among MSL Midwest Operations, Inc., MCMS, Inc. and certain of its subsidiaries.



                        STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................   'SS'